UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 11, 2014

Date of Report (Date of earliest event reported)

Graphite Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Railroad Street, Suite 102A

Elko, Nevada 89801

(Address of Principal Executive Offices)

(775) 753-6605

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 11, 2014, Graphite Corporation (the “Company”) consummated a voluntary share exchange transaction pursuant to which it acquired 100% of the issued and outstanding capital stock of Advance Graphene Limited, an Israeli company (“Advance Graphene”), as more fully described in the Company’s Current Report filed on Form 8-K on August 11, 2014. This amendment No. 1 on Form 8-K/A amends the Company’s August 11, 2014 Form 8-K to provide the audited financial information related to the acquisition of Advance Graphene as required by Item 9.01(a). Pro forma financial information of the Company is not required under Rule 8-04 of Regulation S-X under the Securities Act of 1933, as amended.

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Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Advance Graphene Limited required by this item are included as Exhibit 99.1 to this Amendment No. 1.

(d) Exhibits.

23	Consent of M&K CPAs, PLLC

99.1	Audited Financial Statements of Advance Graphene Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHITE CORP. a Nevada corporation

Dated: October 29, 2014	By:	/s/ Mark Radom
Mark Radom
Chief Executive Officer

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